Note 9 - Commitments and Contingencies	6 Months Ended
Jun. 30, 2025
Notes to Financial Statements
Commitments and Contingencies Disclosure [Text Block]

9. Commitments and Contingencies

As of June 30, 2025, future gross minimum revenues under non-cancellable time charter agreements total $393.2 million, $208.5 million of which is due in the period ending June 30, 2026, $114.4 million is due in period ending June 30, 2027, $67.9 million is due in period ending June 30, 2028 and $2.4 million is due in the period ending June 30, 2029. In arriving at the future gross minimum revenues, the Company has deducted an estimated one off-hire day per quarter plus estimated off-hire time required for scheduled intermediate and special surveys of the vessels, if applicable. Such off-hire estimate may not be reflective of the actual off-hire in the future. In addition, the actual revenues could be affected by early delivery of the vessel by the charterers or any exercise of the charterers’ options to extend the terms of the charters, which however cannot be estimated and hence not reflected above.

As of June 30, 2025, the Company had under construction two container carriers with a total contracted amount of $120.5 million. As of June 30, 2025 the Company has paid an amount of $18.1 million as part of the instalments of the contracts of the abovementioned vessels, leaving an outstanding amount of approximately $102.4 million, $30.1 million of which is due in the period ending June 30, 2027 and $72.3 million is due in the period ending June 30, 2028. The Company intends to finance these commitments with a combination of own cash and bank debt.

There are no material legal proceedings to which the Company is a party or to which any of its properties are subject, other than routine litigation incidental to the Company's business. In the opinion of the management, the disposition of these lawsuits should not have a material impact on the consolidated results of operations, financial position and cash flows.